ASSUMPTION OF DEBT &
                        CONTRIBUTION TO CAPITAL AGREEMENT

         This Assumption of Debt and Contribution to Capital Agreement (this "Agreement") is entered into by and between HomeGold Financial, Inc., a South Carolina corporation ("HFI"), HomeGold, Inc., a South Carolina corporation ("HGI"), and Carolina Investors, Inc., a South Carolina corporation ("CII"), to be effective as of December 31, 2001.

         WHEREAS, HGI is the borrower and CII is the lender under that certain Revolving Promissory Note in the principal amount of $75,000,000 with an effective date of ___________secured by certain assets of HGI (the "HGI Revolver").

         WHEREAS, as of December 31, 2001, the principal amount of all outstanding indebtedness of HGI to CII and the accrued and unpaid interest is $43,444,216; and

         WHEREAS, HFI, HGI and CII desire that HFI assume all of HGI's indebtedness to CII as of December 31, 2001 as a contribution by HFI to the capital of HGI;

         NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto hereby agree as follows:

         1. HFI ASSUMPTION OF HGI DEBT TO CII. As a contribution to the capital of HGI, effective December 31, 2001, HFI hereby assumes all obligations, as amended hereby, of HGI to CII under (a) the HGI Revolver and (b) any other indebtedness of HGI to CII (whether or not such indebtedness is evidenced by a writing).

         2. HGI GUARANTY OF HFI OBLIGATIONS UNDER THE HFI REVOLVER. HGI previously executed and delivered to CII that certain Guaranty of HomeGold, Inc. and Security Agreement, effective as of December 31, 2000, whereby HGI guaranteed certain obligations of HFI to CII (the "Guarantee") in connection with that certain Assumption of Debt and Contribution to Capital Agreement effective as of December 31, 2000. The undersigned hereby acknowledge, confirm and agree that the Guarantee remains in full force and effect in accordance with its terms and shall not in any manner be affected, impaired or discharged hereby. The undersigned acknowledge and agree that the Lender is relying upon the agreement of the undersigned contained herein as an inducement to entering into that certain Amended & Restated Revolving Promissory Note in the principal amount of $175,000,000 effective as of January 1, 2001.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Assumption of Debt and Contribution to Capital Agreement to be executed on its behalf by its duly authorized officer as of the date first set forth above.



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                          HOMEGOLD FINANCIAL, INC.

                          By: /s/ Ronald J. Sheppard
                              ---------------------------------------

                          Name: Ronald J. Sheppard
                          Title: Chief Executive Officer


                          HOMEGOLD, INC.

                          By: /s/ Paul Banniger
                              ---------------------------------------

                          Name: Paul Banninger
                          Title: Chief Executive Officer


                          CAROLINA INVESTORS, INC.

                          By: /s/ Kevin Martin
                              ---------------------------------------

                          Name: Kevin Martin
                          Title: Secretary